Exhibit 32.2

CERTIFICATION FURNISHED PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Techwell, Inc. (the “Company”) for the quarterly period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark Voll, Vice President of Finance and Administration and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Voll
Mark Voll
Vice President of Finance and
Administration and Chief Financial Officer
November 6, 2008